UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 31, 2019

Wize Pharma, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-52545	88-0445167
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5b Hanagar Street, Hod Hasharon, Israel	4527708
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  +(972) 72-260-0536

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 1.01 Entry into a Material Definitive Agreement.

May 31, 2019, Wize Pharma, Inc. (the “Company”) and its wholly-owned subsidiary Wize Pharma Ltd. (“Wize Israel”) entered into an amendment to convertible loan agreements (the “Amendment”) with Rimon Gold Assets Ltd. (“Rimon Gold”), Mobigo Inc., an entity owned by Chief Executive Officer Noam Danenberg (“Mobigo”), and Shimshon Fisher (“Fisher” and, together with Rimon Gold and Mobigo, the “Lenders”). Pursuant to the Amendment, the maturity date under the (i) convertible loan agreement between Wize Israel and Rimon Gold, dated March 20, 2016 (as amended, the “2016 Loan Agreement”), and (ii) convertible loan agreement, dated January 12, 2017 (as amended, the “2017 Loan Agreement”), among Wize Israel, Rimon Gold, Mobigo and Fisher, was extended to November 30, 2019 from May 31, 2019. The parties also agreed that the Lenders’ investment rights under the 2016 Loan Agreement to invest up to $512,809, in the aggregate, at $1.308 per share, and the Lenders’ investment rights under the 2017 Loan Agreement to invest up to $663,446, in the aggregate, at $1.332 per share, be extended to May 31, 2021. The foregoing description of the Amendment is qualified by reference to the full text of the Amendment, which is filed as an exhibit to this report. As consideration for extending the maturity date of the loans, the Company issued to the Lenders two-year warrants to purchase an aggregate of 868,034 shares of common stock at an exercise price of $1.10 per share (the “Warrants”).

The foregoing description of the Amendment and Warrants are not complete and are qualified in their entirety by the full text of the Amendment and Form of Warrant, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

In connection with the foregoing, the Company relied upon the exemption from registration provided by Section 4(a)(2) under the Securities Act of 1933, as amended, for transactions not involving a public offering, and/or Rule 506 thereunder.

Item 3.02 Unregistered Sales of Equity Securities.

The information provided in response to Item 1.01 of this report is incorporated by reference into this Item 3.02.

Item 9.01. Financial Statement and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Amendment to Convertible Loan Agreements
10.2	Form of Warrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wize Pharma, Inc.

Date: June 4, 2019	By:	/s/ Or Eisenberg
		Name:	Or Eisenberg
		Title:	Chief Financial Officer

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